Exhibit 99.2

FOR IMMEDIATE RELEASE

WL Ross Holding Corp. to Acquire Nexeo Solutions

New York, NY, March 21, 2016 — WL Ross Holdings Corp. (NASDAQ:WLRH) announced today a definitive agreement to acquire Nexeo Solutions Holdings, LLC (“Nexeo Solutions” or the “Company”), a leading global distributor of chemicals and plastics and provider of environmental services, from TPG, a leading global alternative asset firm. As part of the transaction, TPG will roll over a substantial portion of its existing equity and retain approximately 35 percent ownership. The anticipated initial enterprise value, including fees and expenses, is $1,669 million, implying a multiple of 8.4x the Company’s estimated Adjusted EBITDA for the calendar year ending December 31, 2016.

Nexeo Solutions, based in Houston, TX, is the No.1 plastics distributor and No. 3 chemicals distributor by revenue in North America. Through its exceptional distribution network in key end markets, Nexeo Solutions provides value-added services and a diverse array of product offerings, allowing it to provide customers with a one-stop-shop resource for their chemicals and plastics needs. Nexeo Solutions distributes products that are used in a broad cross section of manufacturing end markets, including household, industrial and institutional, lubricants, performance coatings (including architectural coatings, adhesives, sealants and elastomers), automotive, healthcare, personal care, and construction. The Company generated revenues of $3.9 billion in the fiscal year ended September 30, 2015. Nexeo Solutions operates in more than 80 countries employing more than 2,450 people in 170 locations.

Upon completion of the transaction, WLRH will change its name to Nexeo Solutions, Inc., and will apply to continue to trade on The NASDAQ Capital Market under the ticker symbols NXEO, NXEOU, and NXEOW. TPG will continue to be represented on the board of directors of Nexeo Solutions. In addition, the board of directors will consist of members of the existing board of directors of Nexeo Solutions as well as other qualified individuals; Wilbur L. Ross, Jr. will serve as Chairman. The current Nexeo Solutions management team, headed by David Bradley, is expected to continue to lead Nexeo Solutions, Inc. following the consummation of the merger.

Wilbur L. Ross, Jr., Chairman of WLRH, said, “We are pleased to partner with TPG to introduce Nexeo Solutions as a publicly listed company. Over the last two years, we have evaluated a number of potential acquisitions for WLRH and we believe this opportunity offers a superior option for our shareholders. Nexeo Solutions presents a unique opportunity to invest in an industry-leading company supported by strong business fundamentals and long-term structural growth trends. Additionally, we believe the Company is an ideal platform to further roll up the fragmented chemicals and plastics distribution space, creating significant value for shareholders. We look forward to our partnership with the Nexeo Solutions management team as we work with them to further capitalize on these attractive growth prospects.”

“This transaction allows us to align our ownership structure in a way that accelerates our progress towards defining distribution,” said David Bradley, President and CEO of Nexeo Solutions. “With a strong, centralized operating platform and access to multiple sources of capital, I believe we will be positioned to grow organically and through acquisition.”

“It has been our privilege to work with Nexeo Solutions’ management since our acquisition of the business from Ashland Chemical in 2011 to build a world-class distribution platform poised for further growth,” said Christopher Yip of TPG. “We look forward to remaining a significant owner of the business and a value-added partner to the company as it enters this new phase of growth.”

Key Transaction Terms

Under the terms of the definitive agreements for the transaction, at closing, WLRH will acquire Nexeo Solutions in exchange for up to 35 million shares of WLRH common stock (as adjusted for deferred purchase price consideration) plus $1,296 million in cash and assumed net debt for a total consideration of $1,646 million (which includes fees and expenses), assuming a $10.00 per share valuation for the shares of WLRH common stock. In addition, WLRH’s sponsor will exchange its warrants for 2.24 million shares of WLRH common stock (a 0.10 share per warrant exchange ratio). The cash portion of the consideration will be partially financed by debt facilities that have been committed to by Bank of America Merrill Lynch, Jefferies Finance LLC, an affiliate of Jefferies LLC, and Deutsche Bank.

As part of the transaction, the aggregate stock ownership of TPG and the other sellers will be capped at 35% of the value of the capital stock of WLRH. If that cap applies and WLRH does not otherwise satisfy the remaining purchase price in cash at closing, TPG and the other sellers will receive the remaining purchase price through future deferred payments in cash in lieu of receiving additional shares. Those deferred cash payments will have a value that is linked to WLRH’s stock price. Also, as part of the transaction, it is expected that a portion of the 12.5 million founder shares originally issued to WLRH’s sponsor will be allocated to TPG and other sellers in approximately the same proportion to the capital stock of WLRH allocated to TPG and such other sellers. The 12.5 million founder shares will be subject to forfeiture on the tenth anniversary of the consummation of the transaction unless, prior to such date, (i) the last per share price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period equals or exceeds $12.50 per share with respect to half of the founder shares and $15.00 per share with respect to the other half of the founder shares, or (ii) if WLRH completes a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for consideration or in which WLRH is the surviving entity but which results in a change in the majority of our board of directors, management team, or shareholders. The holders of the founder shares will also be subject to transfer restrictions until the trading price thresholds set forth above have been satisfied. These shares and the shares received by TPG from the sale of Nexeo Solutions will be restricted from trading for 180 days following completion of the transaction. As part of the transaction, WLRH will also enter into a tax receivable agreement with TPG and the other sellers, which will provide for the sharing of tax benefits relating to pre-business combination tax attributes of Nexeo Solutions and tax attributes generated by the acquisition between TPG and the other sellers and the company as those attributes are realized by the company.

The transaction has been unanimously approved by both board of directors of WLRH and Nexeo Solutions, and is expected to close in the second quarter of 2016, subject to all requisite regulatory approvals, and approval of the stockholders of WLRH.

Lazard acted as sole M&A advisor, and Deutsche Bank Securities Inc., Credit Suisse and Bank of America Merrill Lynch acted as equity capital markets advisors to WLRH. Kirkland & Ellis LLP and Skadden, Arps, Slate, Meagher & Flom LLP provided legal counsel to WLRH. Jefferies LLC was financial advisor to Nexeo Solutions and TPG, and Vinson & Elkins LLP acted as counsel to TPG and Nexeo Solutions.

Conference Call Information:

At 10:30 am EST on Monday, March 21, 2016, WLRH will be holding an investor conference call to discuss the transaction. Wilbur L. Ross, Jr., Chairman of WLRH, will be hosting the call to describe the transaction in further detail. For those who wish to participate, the domestic toll-free access number is (855) 729-4767 and the international toll-free access number is (615) 489-8573. Once connected with the operator, please provide the Conference ID number of 75960998 and request access to the Nexeo Solutions Investor Call.

A replay of the call will also be available from 1:30 pm EST on March 21, 2016 to 11:59 pm EST on March 28, 2016. To access the replay, the domestic toll-free access number is (866) 247-4222 and participants should provide the Conference ID number of 75960998 and request access to the Nexeo Solutions Investor Call.

About WLRH

WL Ross Holding Corp. is a Special Purpose Acquisition Company sponsored by WL Ross Sponsor LLC, an affiliate of WL Ross & Co. LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. WL Ross Holding Corp. completed its initial public offering in June 2014, raising approximately $500 million in cash proceeds. WL Ross Holding Corp.’s officers and certain of its directors are affiliated with WL Ross & Co. LLC. Founded in 2000, WL Ross & Co. LLC is a global value oriented private equity firm which seeks niche opportunities in markets where it believes its knowledge, insight and experience offers an advantage in assessing and cultivating new investment opportunities.

About Nexeo Solutions

Nexeo Solutions is a large global chemical and plastics distributor with a centralized business model. With operations worldwide, Nexeo Solutions offers over 23,000 products used in a broad cross-section of industries, including chemicals manufacturing, oil and gas, paints and coatings, automotive, healthcare and personal care. Nexeo Solutions distributes these products in North America, EMEA, and Asia. The company provides broad logistics capabilities, in-depth market knowledge, dedicated technical expertise and Environmental Services. As a private company employing approximately 2,450 employees, Nexeo Solutions connects a network of over 1,300 suppliers with a diverse base of more than 27,500 customers. Learn more at www.nexeosolutions.com.

About TPG

TPG is a leading global private investment firm founded in 1992 with over $70 billion of assets under management and offices in San Francisco, Fort Worth, Austin, Dallas, Houston, New York, Beijing, Hong Kong, London, Luxembourg, Melbourne, Moscow, Mumbai, São Paulo, Shanghai, Singapore and Tokyo. TPG’s investment platforms are across a wide range of asset classes including private equity, growth venture, real estate, credit and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of their portfolio. Since the start of 2014, TPG has raised more than $18.6 billion for its investment funds and has launched six new products including Pace Holdings, TPG Real Estate Finance Trust (TRT) and TSL Europe. For more information visit www.tpg.com.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements concerning the proposed merger, Nexeo Solutions’s estimated and future results of operations, competitive position, and roll up strategy. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that have been, or will be, instituted against WLRH, Nexeo Solutions, or other parties to the merger agreement following announcement of the merger agreement and transactions contemplated therein; the ability of WLRH to meet NASDAQ listing standards following the mergers and in connection with the consummation thereof; the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain approval of the stockholders of WLRH or other conditions to closing in the merger agreement; the failure to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the merger agreement and consummation of the transaction described therein; costs related to the proposed mergers and the impact of the substantial indebtedness to be incurred to finance the consummation of the mergers; changes in applicable laws or regulations; the ability of the combined Company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined Company to grow and manage growth profitability, maintain relationships with suppliers and adequate supply of products and retain its key employees; the possibility that the combined Company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by WLRH and Nexeo Solutions.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, in Nexeo Solutions’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and in the proxy statement to be filed by WLRH with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. WLRH and Nexeo Solutions disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Transaction and Where to Find It

In connection with the proposed mergers, WLRH will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of WLRH are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with WLRH’s solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers. The definitive proxy statement will be mailed to stockholders of WLRH as of a record date to be established for voting on the mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department).

Participants in Solicitation

WLRH, Nexeo Solutions, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of WLRH stockholders in connection with the proposed mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in WLRH of directors and officers of WLRH in WLRH’s proxy statement for its 2015 annual meeting, which was filed with the SEC on January 14, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to WLRH’s stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available. Information concerning the interests of WLRH’s and Nexeo Solutions’s participants in the solicitation, which may, in some cases, be different than those of WLRH’s and Nexeo Solutions’s stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Non-GAAP Financial Measure and Related Information

This communication contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the SEC. While we believe these non-GAAP financial measures are useful in evaluating Nexeo Solutions, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. In addition, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in Nexeo Solutions’s ABL Facility, Term Loan Facility or its senior subordinated notes or as defined by any other company in its industry. Adjusted EBITDA projected for  the fiscal year ending September 30, 2016 is expected to be calculated by adding back to net income net loss from discontinued operations, net of tax; interest, net; taxes; depreciation and amortization; management adjustments associated with integration, restructuring and transformational activities; foreign exchanges (gains) losses, net; management fees; compensation expense related to management equity plan (non-cash); transaction and other one time items; and adjustments associated with discontinued operations.

FOR INFORMATION CONTACT:

WL Ross Holding Corp. Wilbur L. Ross, Jr. (212) 826-2111 WLRHolding@wlross.com	Nexeo Solutions Tracy Diel Media Relations (281) 297-0851 Media.relations@nexeosolutions.com	TPG Luke Barrett (212) 601-4752 LBarrett@tpg.com

Michael Everett
Investor Relations
(281) 297-0996
Investor.relations@nexeosolutions.com